Exhibit 99.1

F45 Announces First-of-its-Kind $150 Million Financing Facility to Accelerate Franchise Expansion in the U.S.

AUSTIN, Texas – May 16, 2022 – F45 Training Holdings Inc. (NYSE:FXLV) (“F45” or the “Company”), the fastest growing fitness franchisor in the world according to Entrepreneur, today announced a strategic financing facility with affiliates of Fortress Credit Corp. (“Fortress”). The new facility will allow the Company to immediately start offering eligible F45 franchisees access to growth capital to support the development of new F45 studios across the United States. This facility will be funded by a $150 million commitment of debt financing with the potential to increase to $300 million over time.

“I am thrilled to announce our new strategic financing with Fortress, which will significantly accelerate the development of new F45 studios across the United States,” said Adam J. Gilchrist, President, CEO, and Chairman of F45. “Coming out of the pandemic, access to attractive growth capital has become more challenging for small- and medium-sized businesses, especially in the boutique fitness space. By establishing a new bespoke financing solution tailored to the specific needs of our franchisees, we have taken proactive measures to assist our franchisees in executing on their growth ambitions while creating even greater visibility in our own business. In addition, because the facility will be off-balance sheet from F45’s perspective, we are able to maintain our highly attractive economic model predicated on capital efficiency.”

Current and prospective F45 franchisees will have the opportunity to apply for loan financing under this program to develop new F45 franchises in the United States beginning in Q2 2022.

Gilchrist continued, “Innovation is one of the three core pillars of F45, and this first-of-its-kind financing structure is a prime example of how we continue to drive innovation in the health and wellness and broader franchise industries. This facility will help streamline the process for our franchisees to source capital and accelerate new studio openings nationwide. As we experience unprecedented demand for F45, we remain committed to our goal of bringing the World’s Best Workout to every fitness enthusiast. This new innovative partnership is an important step in achieving that goal.”

“We are thrilled to collaborate with F45 in establishing this bespoke financing facility which will allow them to provide eligible franchisees financing for new franchise development within the United States. F45 is a clear category leader in the fitness industry and has proven its resilient franchise economic model during tough economic conditions, as shown by the extremely low closure rates across the U.S. system during the COVID-19 pandemic,” said Brian Stewart, Managing Director at Fortress Credit Funds.

About F45

F45 offers consumers functional 45-minute workouts that are effective, fun and community-driven. F45 utilizes proprietary technologies: a fitness programming algorithm and a patented technology-enabled delivery platform that leverages a rich content database of over 8,000 unique functional training movements across modalities to offer new workouts each day and provide a standardized experience across the Company’s global footprint.

For more information, please visit www.f45training.com.

About Fortress

Fortress Investment Group LLC is a leading, highly diversified global investment manager. Founded in 1998, Fortress manages $53.3 billion of assets as of December 31, 2021, on behalf of approximately 1,900 institutional clients and private investors worldwide across a range of credit and real estate, private equity and permanent capital investment strategies.

Advisors

The Raine Group served as exclusive financial advisor, and King & Spalding LLP is serving as legal counsel to F45. Katten Muchin Rosenman LLP is serving as legal counsel to Fortress.

Forward-Looking Statements

F45’s financial outlook and other statements in this press release that refer to future plans and expectations are forward-looking statements, within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, that involve a number of risks and uncertainties. Words such as “may,” “will,” “should,” “expects,” “plans,” “anticipates,” “could,” “intends,” “target,” “projects,” “contemplates,” “believes,” “estimates,” “predicts,” “potential,” or “continue” “or negatives of these words and variations of such words and similar expressions are intended to identify such forward-looking statements. Statements that refer to or are based on estimates, forecasts, projections, uncertain events or assumptions, including statements relating to F45’s strategy, total addressable market and market opportunity, financial outlook, business plans, the pending acquisition of Vive Active and the anticipated benefits, future macroeconomic conditions, future impacts of the COVID-19 pandemic, and future products and services, also identify forward-looking statements. All forward-looking statements included in this press release are based on management’s expectations as of the date of this press release and, except as required by law, F45 disclaims any obligation to update these forward- looking statements to reflect future events or circumstances.

Forward-looking statements are subject to certain risks, uncertainties and assumptions relating to factors that could cause actual results to differ materially from those anticipated in such statements, including, without limitation, the following: our dependence on the operational and financial results of, and our relationships with, our franchisees and the success of their new and existing studios; our ability to protect our brand and reputation; our ability to identify, recruit and contract with a sufficient number of qualified franchisees; our ability to execute our growth strategy, including through development of new studios by new and existing franchisees; our ability to manage our growth and the associated strain on our resources; our ability to successfully integrate any acquisitions, or realize their anticipated benefits; the high level of competition in the health and fitness industry; economic, political and other risks associated with our international operations; changes to the industry in which we operate; our reliance on information systems and our and our franchisees’ ability to properly maintain the confidentiality and integrity of our data; the occurrence of cyber incidents or a deficiency in our cybersecurity protocols; our and our franchisees’ ability to attract and retain members; our and our franchisees’ ability to identify and secure suitable sites for new franchise studios; risks related to franchisees generally; our ability to obtain third-party licenses for the use of music to supplement our workouts; certain health and safety risks to members that arise while at our studios; our ability to adequately protect our intellectual property; risks associated with the use of social media platforms in our marketing; our ability to obtain and retain high-profile strategic partnership arrangements; our ability to comply with existing or future franchise laws and regulations; our ability to anticipate and satisfy consumer preferences and shifting views of health and fitness; our business model being susceptible to litigation; the increased expenses associated with being a public company; the occurrence of any event, change, or other circumstances that could give rise to the termination of the agreement to acquire Vive Active; the inability to timely complete or complete the Vive Active acquisition because of the failure to satisfy conditions to closing set forth in the acquisition agreement; the risk that the Vive Active transaction disrupts our current plans and operations and/or Vive Active as a result of the announcement, pendency or consummation of the transaction; the ability to successfully integrate the operations and employees of Vive Active into our operations; the ability to recognize the anticipated benefits of the Vive Active acquisition; and additional factors discussed in our filings with the Securities and Exchange Commission (the “SEC”). Further, many of these factors are, and may continue to be, amplified by the COVID-19 pandemic. Detailed information regarding these and other factors that could affect F45’s business and results is included in F45’s SEC filings, including in the section titled “Risk Factors” in F45’s Final Prospectus dated July 14, 2021.

Investor Relations

Bruce Williams

ICR, Inc.

F45IR@icrinc.com

Media Relations

Judy Lee

ICR, Inc.

F45PR@icrinc.com

Source: F45 Training Holdings Inc.